UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material under §240.14a-12 PRIME MEDICINE, INC. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement if other than Registrant) Payment of Filing Fee (Check the appropriate box): No fee required. Fee paid previously with preliminary materials. Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

PRIME MEDICINE, INC. 21 ERIE STREET CAMBRIDGE, MA 02139 Your Vote Counts! PRIME MEDICINE, INC. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET V13782-P93283 You invested in PRIME MEDICINE, You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 14, 2023 11:30 a.m., ET www.virtualshareholdermeeting.com/PRME2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

1. To elect Michael Kelly and David Schenkein as Class I Directors. Nominees: 01) Michael Kelly 02) David Schenkein 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, V13783-P93283 For For